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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 2, 2005


                                AMERIANA BANCORP
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               (Exact name of registrant as specified in charter)

          INDIANA                       0-22423                 35-1782688
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA     47263-1048
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               (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01       REGULATION FD DISCLOSURE.
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         On June 2, 2005, Ameriana Bancorp (the "Company"), the holding company for Ameriana Bank and Trust (the "Bank"), announced that it had reached a settlement with the bankruptcy trustee in the Commercial Money Center, Inc. bankruptcy proceedings that will result in the recovery of approximately $1.0 million. For more information, reference is made to the Company's press release dated June 2, 2005, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
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        (a) Financial Statements of Businesses Acquired: Not applicable

        (b) Pro Forma Financial Information:  Not applicable

        (c) Exhibits

            Number            Description
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             99.1             Press Release dated June 2, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERIANA BANCORP



Dated: June 2, 2005                      By: /s/ Bradley L. Smith
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                                             Bradley L. Smith
                                             Senior Vice President - Treasurer